UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2021

NGL ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136
(Address of principal executive offices) (Zip Code)

(918) 481-1119
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common units representing Limited Partner Interests	NGL	New York Stock Exchange
Fixed-to-floating rate cumulative redeemable perpetual preferred units	NGL-PB	New York Stock Exchange
Fixed-to-floating rate cumulative redeemable perpetual preferred units	NGL-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2021, NGL Energy Partners LP (the “Partnership”) announced the appointment of Linda Bridges to serve as the Executive Vice President and Chief Financial Officer of NGL Energy Holdings LLC (the “General Partner”), the general partner of the Partnership, effective September 30, 2021 (the “Effective Date”). Ms. Bridges will succeed Robert W. Karlovich III, who has resigned from his position of Executive Vice President and Chief Financial Officer on the Effective Date to pursue other interests.

Ms. Bridges, 38, most recently served as Senior Vice President, Finance and Treasurer since April 2018. She joined the General Partner in June 2016 as the Vice President of Finance and Treasurer until she was promoted. Prior to joining the Partnership, Ms. Bridges spent nine years in the commercial division at the Bank of Oklahoma, holding various positions including Vice President - Energy Lending. Ms. Bridges holds a Masters of Business Administration from the University of Oklahoma and received her undergraduate degree at Washburn University.

The details of Ms. Bridges’ compensation in connection with her appointment will be determined by the Board of Directors of the General Partner at a later date.

Ms. Bridges does not have any family relationships with any director, executive officer, or any person nominated to become a director or executive officer, of the General Partner and there are no arrangements or understandings between Ms. Bridges and any other person pursuant to which Ms. Bridges was appointed as the Executive Vice President, Chief Financial Officer. There are no transactions in which Ms. Bridges had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

A press release announcing the matters described above is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated August 24, 2021.
101	Cover Page formatted as Inline XBRL.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP
	By:	NGL Energy Holdings LLC,
its general partner
Date: August 24, 2021		By:	/s/ H. Michael Krimbill
H. Michael Krimbill
Chief Executive Officer